Exhibit 10.2

Execution Copy

DATED 15 DECEMBER 2021

SECOND AMENDMENT AGREEMENT TO THE

UP TO £1,000,000,000 FACILITY AGREEMENT DATED 24 OCTOBER 2017 AS AMENDED ON 26

AUGUST 2020

between

AP WIP INTERNATIONAL HOLDINGS, LLC

as Borrower

and

AP WIP INVESTMENTS, LLC

as Parent

and

AP SERVICE COMPANY, LLC

as Servicer

and

GOLDMAN SACHS LENDING PARTNERS, LLC

acting as Agent for the Finance Parties

and

GLAS TRUST CORPORATION LIMITED

acting as Security Agent for the Secured Parties

and

TELECOM CREDIT INFRASTRUCTURE DESIGNATED ACTIVITY COMPANY

as Original Lender

CONTENTS

CLAUSE
1. Definitions and interpretation	2
2. Amendments to the Original Facility Agreement	2
3. Action By The Lender Hereunder	3
4. Continuity	3
5. Security and Guarantees	3
6. Representations	4
7. Miscellaneous	4
8. Third party rights	4
9. Incorporation of provisions from the original facility Agreement	4
10. Governing law and jurisdiction	5

THIS SECOND AMENDMENT AGREEMENT (this “Agreement”) is dated 15 December 2021.

PARTIES

(1)	AP WIP INVESTMENTS, LLC, a company formed under the laws of the State of Delaware, U.S.A., with limited liability (registered number 5242986) (the “Parent”);

(2)	AP WIP INTERNATIONAL HOLDINGS, LLC, a company formed under the laws of the State of Delaware, U.S.A., with limited liability (registered number 4991472) (the “Borrower”);

(3)	AP SERVICE COMPANY, LLC, a company formed under the laws of the State of Delaware, U.S.A., with limited liability (registered number 5242568) (the “Servicer”);

(4)	GOLDMAN SACHS LENDING PARTNERS, LLC as agent of the other Finance Parties (the “Agent”);

(5)

GLAS TRUST CORPORATION LIMITED, a limited company incorporated and registered in England and Wales, not in its individual capacity but solely as security agent for the Secured Parties (the “Security Agent”); and

(6)	TELECOM CREDIT INFRASTRUCTURE DESIGNATED ACTIVITY COMPANY as lender (the “Original Lender”).

BACKGROUND

(A)

The Parent, Borrower, Servicer, Agent, Security Agent and the Original Lender entered into a facility agreement dated 24 October 2017 pursuant to which the Original Lender agreed to make available to the Borrower a term loan facility consisting of a Tranche A Loan (made available in Euro) and a Tranche B Loan (made available in Sterling) (the “Facility Agreement”).

(B)

The parties agreed, subject to the terms of an amendment agreement dated 26 August 2020, to amend the Facility Agreement as set out in therein (the Facility Agreement as amended by the first amendment agreement being the “Original Facility Agreement”).

(C)	The parties have further agreed, subject to the terms of this Agreement, to amend the Original Facility Agreement as set out in this Agreement.

(D)	This Agreement is supplemental to the Original Facility Agreement and will be designated as a Finance Document.

AGREED TERMS

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement:

(a)

“Effective Date” means the date on which the Agent notifies the Borrower that it has received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Agent.

1.2

Unless otherwise provided including, without limitation in this Clause 1 or unless the context otherwise requires, terms defined in the Original Facility Agreement shall have the same meaning when used in this Agreement.

1.3

The rules of interpretation of the Original Facility Agreement shall apply to this Agreement as if set out in this Agreement, save that references in the Original Facility Agreement to “this agreement” shall be construed as references to this Agreement.

1.4	Unless the context otherwise requires, references in the Original Facility Agreement to “this agreement” shall be to the Original Facility Agreement as amended by this Agreement.

1.5	In this Agreement:

(a)	any reference to a “Clause” is, unless the context otherwise requires, a reference to a clause of this Agreement; and

(b)	Clause headings are for ease of reference only.

1.6	This Agreement is hereby designated a Finance Document by the Borrower and the Agent.

2.	AMENDMENTS TO THE ORIGINAL FACILITY AGREEMENT

2.1	Each of the parties to this Agreement agrees that, with effect on and from the Effective Date, the Original Facility Agreement will be amended by this Agreement as set out in this Clause 2.

2.2

The Original Facility Agreement will only be amended if the Agent has received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Agent or receipt of such documents and evidence has been waived by all the Lenders. The Agent shall notify the Borrower promptly after being so satisfied.

2.3	The definition of “Unrestricted Subsidiary” shall be deleted in its entirety and replaced with the following:

“Unrestricted Subsidiary” means any Subsidiary (direct or indirect) of the Guarantor other than the Borrower (and its Subsidiaries) or any Subsidiary (direct or indirect) of the Borrower whose shares are Excluded Group Security.

2.4

For the purposes of Clause 33.2 (Addresses) of the Original Facility Agreement, the Security Agent has notified the Parties of a change of address. Accordingly, the Security Agent’s address for serving notices in the Original Facility shall be deleted in its entirety and replaced by the following:

“55 Ludgate Hill, Level 1 West, London, EC4M 7JW.”

2.5

Schedule 12 of the Original Facility Agreement shall be updated by deleting the core concentration criteria in respect of aggregate of unhedged and unmatched currency and replacing it with the following:

The aggregate of unhedged and unmatched currency (measured as a percentage of rent on the quarterly rent tape), including any forward currency hedge of at least 12 months	50% maximum of the principal amount as long as the principal amount outstanding is less than $560m or equivalent and 40% thereafter.

3.	ACTION BY THE LENDER HEREUNDER

The Lender confirms and represents that it has received the required Lender consents (being all Lender consent as required under Clause 37.1 (Required Consents) of the Original Facility Agreement).

4.	CONTINUITY

4.1

Each of the Finance Documents (including, without limitation, the guarantee and indemnity of each Obligor) shall, save as amended in this Agreement, continue in full force and effect, and the Original Facility Agreement shall (from the Effective Date) be read and construed as one document with this Agreement.

4.2

The rights and obligations of each of the Parties to the Original Facility Agreement and under each of the Finance Documents shall not be discharged, impaired or otherwise affected by this Agreement other than as provided for in this Agreement. Nothing in this Agreement (without prejudice to the terms of the Finance Documents) shall constitute a waiver or release of any right or remedy of the Finance Parties.

5.	SECURITY AND GUARANTEES

Each Obligor acknowledges and agrees that with effect from the Effective Date:

(a)

any Security or guarantee given by each Obligor under any Finance Document will be preserved for the benefit of each Finance Party to secure the obligations of the relevant Obligors under the Finance Documents (including this Agreement and the Original Facility Agreement as amended by this Agreement) and will continue in full force and effect notwithstanding the implementation of the amendments set out in this Agreement;

(b)

the Security created under the Transaction Security Documents continues in full force and effect on the terms of the respective Transaction Security Documents notwithstanding the implementation of the amendments set out in this Agreement; and

(c)

each Obligor’s liabilities and obligations arising under the Original Facility Agreement as amended by this Agreement form part of the Secured Obligations (as defined in the Transaction Security Documents).

6.	REPRESENTATIONS

On the date of this Agreement and on the Effective Date, each Obligor confirms that each of the Repeating Representations is true (on the basis that references to the Original Facility Agreement in each case are construed as references to the Original Facility Agreement as amended by this Agreement).

7.	MISCELLANEOUS

This Agreement may be executed in any number of counterparts, each of which when executed shall constitute a duplicate original, but all the counterparts together shall constitute one Agreement.

8.	THIRD PARTY RIGHTS

8.1

Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or enjoy the benefit of any term of this Agreement. The Account Bank shall have the right to enforce or enjoy the benefit of any term of this Agreement expressed to benefit the Account Bank.

8.2

Subject to Clause 37.3 (Other Exceptions) in the Original Facility Agreement but otherwise notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

9.	INCORPORATION OF PROVISIONS FROM THE ORIGINAL FACILITY AGREEMENT

The provisions of Clause 26 (The Security Agent) of the Original Facility Agreement will have effect as if set out in full in this Agreement mutatis mutandis.

10.	GOVERNING LAW AND JURISDICTION

10.1	Governing Law

This Agreement and all non-contractual obligations arising out of or in connection with it shall be governed by English law.

10.2 Jurisdiction of English courts

(a)

The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to its existence, validity or termination and any non-contractual obligation arising out of or in connection with it) (a “Dispute”).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)

This Clause 10.2 is for the benefit of the Finance Parties and Secured Parties only. As a result, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties and Secured Parties may take concurrent proceedings in any number of jurisdictions.

This Agreement has been entered into on the date stated at the beginning of it.

Schedule 1

Conditions Precedent

1.1 Obligors

(a)

A copy of the Constitutional Documents and the certificate of incorporation and by-laws (or similar constitutional documents) of each Obligor (or, in the case of any Obligor, if such documents have not changed since the date of their delivery to the Agent and remain in full force and effect, a certificate of the relevant Obligor (signed by an authorised signatory) confirming the same).

(b)	A copy of a resolution or similar authorising document of the governing body and members of each Obligor:

(i)	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute, deliver and perform the obligations in this Agreement;

(ii)	authorising a specified person or persons, on its behalf, to execute this Agreement; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement.

(c)

A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above in relation to this Agreement and any related documents (or, in the case of any Obligor, if the list of such persons (and the signature specimens of such persons) has not changed since the date of their delivery to the Agent and remains in full force and effect, a certificate of the relevant Obligor (signed by an authorised signatory) confirming the same).

(d)

A certificate of an authorised signatory of each Obligor certifying that each copy document relating to it specified in this Schedule 1 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.

(e)	A good standing certificate or similar certificate for each Obligor from the Office of the Secretary of State of the State of Delaware dated a date reasonably close to the Effective Date.

1.2	Finance Documents

(a)	This Agreement executed by each Obligor.

1.3	Legal Opinions

(a)	A legal opinion of Schulte Roth & Zabel International LLP, as to English law substantially in the form distributed to the Lender prior to the signing of this Agreement.

(b)	A legal opinion of Schulte Roth & Zabel LLP, legal advisers to the Obligors as to New York and Delaware law.

SIGNATURES

The Borrower

AP WIP INTERNATIONAL HOLDINGS, LLC By: /s/ Scott G. Bruce
Name: Scott G. Bruce
Title: President
Address: 3 Bala Plaza East, Suite 502
Bala Cynwyd, PA 19004

Fax: +1 (610) 660-4920 Email: sbruce@radiusglobal.com Attn: Scott G. Bruce

[Signature page to the second amendment agreement of the facility agreement]

The Parent
AP WIP INVESTMENTS, LLC By: /s/ Scott G. Bruce
Name: Scott G. Bruce
Title: President Address: 3 Bala Plaza East, Suite 502 Bala Cynwyd, PA 19004 Fax: +1 (610) 660-4920 Email: sbruce@radiusglobal.com Attn: Scott G. Bruce

[Signature page to the second amendment agreement of the facility agreement]

The Servicer
AP SERVICE COMPANY, LLC By: /s/ Scott G. Bruce
Name: Scott G. Bruce
Title: President Address: 3 Bala Plaza East, Suite 502 Bala Cynwyd, PA 19004 Fax: +1 (610) 660-4920 Email: sbruce@radiusglobal.com Attn: Scott G. Bruce

[Signature page to the second amendment agreement of the facility agreement]

The Agent, acting for the Finance Parties
GOLDMAN SACHS LENDING PARTNERS LLC

By: /s/ Douglas Tansey	By: N/A
Douglas Tansey

Authorized Signatory

Address: Goldman Sachs Lending Partners LLC

2001 Ross Ave, 29th Floor

Dallas, TX 75201

Telephone: 972-368-2323

Fax:   Facsimile: (646) 769-7829

E-mail: gs-dallas-adminagency@ny.email.gs.com

Attn:    Attention: SBD Operations

With a copy to:

Goldman Sachs Lending Partners LLC

200 West Street

New York, NY 10282

Attention: Bank Debt Portfolio Group

[Signature page to the second amendment agreement of the facility agreement]

The Security Agent, acting for the Secured Parties

GLAS TRUST CORPORATION LIMITED, as Security Agent

By: /s/ Paul Cattermole
Paul Cattermole

Address: 55 Ludgate Hill Level 1 West London, EC4M 7JW Fax: +44 (0) 20 3070 0013 Attn: Manager DCM, AP WIP

[Signature page to the second amendment agreement of the facility agreement]

The Original Lender

TELECOM CREDIT INFRASTRUCTURE DESIGNATED ACTIVITY COMPANY

By: /s/ Roland Ebuna	By: /s/ Lester Almojuela
Rolando Ebuna	Lester Almojuela
Director Address: 2nd Floor, Palmerston House, Fenian Street, Dublin 2, D02 WD37, Ireland Fax: +353 1 905 8029 Attn: The Directors	Director

[Signature page to the second amendment agreement of the facility agreement]